UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 29, 2015

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (972) 490-9600

Check the appropriated box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.
PIM Highland Holding LLC Financial Statements
As previously reported, Ashford Hospitality Limited Partnership, a Delaware limited partnership and a subsidiary of Ashford Hospitality Trust, Inc., ("Ashford Trust") executed a Letter Agreement (the “Agreement”) dated December 14, 2014, with PRISA III Investments, LLC, a Delaware limited liability company (“Seller”). The Agreement was approved by the investment committee of Prudential Real Estate Investors, the investment manager of Seller, and fully executed and delivered to Ashford Trust on December 15, 2014. Pursuant to the Agreement, Ashford Trust agrees to purchase and Seller agrees to sell (the “Transaction”) all of Seller’s right, title and interest in and to its approximately 28.26% interest in PIM Highland Holding LLC. Prior to the consummation of the Transaction, Ashford Trust owned approximately 71.74% of the PIM Highland Holding LLC and Seller owned approximately 28.26% of PIM Highland Holding LLC. After the consummation of the Transaction, Ashford Trust will own 100% of PIM Highland Holding LLC.
Unaudited Consolidated Financial Statements of PIM Highland Holding LLC and Subsidiaries as of September 30, 2014 and December 31, 2013 and for the nine months ended September 30, 2014 and 2013 are included as Exhibit 99.1 to this Current Report on Form 8-K.
The Ashford Hospitality Select Hotels Financial Statements
As previously reported, Ashford Trust has formed Ashford Hospitality Select, Inc. (“Ashford Select”), a new privately-held company dedicated to investing primarily in existing premium branded, upscale and upper-midscale, select-service hotels, including extended stay hotels, in the United States. Ashford Select is expected to launch in the first half of 2015. Upon launch, Ashford Trust intends to contribute to Ashford Select a high-quality, geographically diverse portfolio of 16 hotels, located in ten states, comprised of 2,560 total guestrooms and operated under upscale or upper-midscale premium brands affiliated with Marriott International, Inc. Ashford Trust expects that Ashford Select will be externally advised by its advisor, Ashford Inc.
Audited Combined Consolidated Financial Statements of The Ashford Hospitality Select Hotels as of December 31, 2013 and 2012, and for the years ended December 31, 2013 and 2012 and Unaudited Interim Condensed Combined Consolidated Financial Statements of The Ashford Hospitality Select Hotels as of September 30, 2014 and December 31, 2013, and for the nine months ended September 30, 2014 and 2013 are included as Exhibit 99.2 to this Current Report on Form 8-K.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws. Ashford Trust cautions investors that any forward-looking statements presented herein, or which management may express orally or in writing from time to time, are based on management’s beliefs and assumptions at that time. Throughout this report, words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “result,” and other similar expressions, which do not relate solely to historical matters, are intended to identify forward-looking statements. Such statements are subject to risks, uncertainties, and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties, and factors beyond Ashford Trust’s control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, or projected. Ashford Trust cautions investors that while forward-looking statements reflect management’s good-faith beliefs at the time such statements are made, said statements are not guarantees of future performance and are affected by actual events that occur after such statements are made. Ashford Trust expressly disclaims any responsibility to update forward-looking statements, whether as a result of new information, future events, or otherwise. Accordingly, investors should use caution in relying on past forward-looking statements, which were based on results and trends at the time those statements were made, to anticipate future results or trends.

Some risks and uncertainties that may cause Ashford Trust’s actual results, performance, or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, Ashford Trust’s ability to complete the acquisition of the joint venture partner’s interest in PIM Highland Holding LLC or the ability to launch the Ashford Select platform on the terms described above or at all, and those discussed in Ashford Trust’s Annual Report on Form 10- K for the year ended December 31, 2013, as updated in its subsequent Quarterly Reports on Form 10-Q. These risks and uncertainties continue to be relevant to Ashford Trust’s performance and financial condition. Moreover, Ashford Trust operates in a very competitive and rapidly changing environment where new risk factors emerge from time to time. It is not possible for management to predict all such risk factors, nor can management assess the impact of all such risk factors on Ashford Trust’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as indicators of actual results.

 ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits
Exhibit Number         Description

23.1	Consent of Ernst & Young LLP
99.1	Unaudited Consolidated Financial Statements of PIM Highland Holding LLC and Subsidiaries as of September 30, 2014 and December 31, 2013 and for the nine months ended September 30, 2014 and 2013.
99.2
Audited Combined Consolidated Financial Statements of The Ashford Hospitality Select Hotels as of December 31, 2013 and 2012, and for the years ended December 31, 2013 and 2012 and Unaudited Interim Condensed Combined Consolidated Financial Statements of The Ashford Hospitality Select Hotels as of September 30, 2014 and December 31, 2013, and for the nine months ended September 30, 2014 and 2013.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2015

ASHFORD HOSPITALITY TRUST, INC.

By: /s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel